EXHIBIT 10-16(c)




                   EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made as of the      day of  , 2005,
between Home Team Financial, LLC (the "Company") and having its principal place of business in Mount Joy, Pennsylvania, Union National Community Bank ("Bank") having its principal place of business in Mount Joy, Pennsylvania and John Neihart (the "Employee").


     WHEREAS, the Company and Bank desire to employ the Employee under the terms and conditions set forth herein;

     WHEREAS, the Company is an operating subsidiary of Union
National Community Bank ("Bank"), and

     WHEREAS, the Employee desires to serve Company and Bank under the terms and conditions set forth in this Agreement; and

     WHEREAS the Employee and the Bank have, on even date herewith, entered into an agreement by and among the Members of the Company (the "Members Agreement").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

     1.   TERM OF EMPLOYMENT.
          __________________

               (a)  General.  The Company and Bank hereby employ
                    _______
               the Employee and the Employee hereby accepts
               employment with the Company and Bank for a term of ten (10) calendar years beginning on July 1, 2005 (the "Employment Period"), subject, however, to prior termination of this Agreement as set forth
               below.   After ten (10) calendar years this
               Agreement may be ended at the discretion of the Company without further compensation. References in the Agreement to "Employment Period" shall refer to the Initial Term of this Agreement and any extensions to the initial term of this Agreement. For the purposes of this Agreement, the "Startup Year" shall mean July 1, 2005 to December 31, 2005; "Year 1" shall mean calendar year 2006.


     2.   POSITION AND DUTIES.  The Employee shall serve as the
          ___________________
     President of the Company, reporting to the Company's Operating Committee or such other person as determined by the Operating Committee and shall perform such duties as may from time to time be prescribed by the Operating Committee or such other person as determined by the Operating Committee including, without limitation, the specific duties set forth in Exhibit B attached hereto.

     3.   ENGAGEMENT IN OTHER EMPLOYMENT.   The Employee will
          ______________________________
     devote his full attention, time and energies to the business of Company. The Employee shall neither

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     engage in any business or commercial activities, duties or pursuits, nor serve as a director or officer or in any other capacity in any other company, enterprise, or philanthropic endeavor without written approval from the Operating
     Committee.


     4.   COMPENSATION.As compensation for services rendered the
          ____________
     Company under this Agreement, the Employee shall be entitled to receive from the Company an annual direct salary as follows: $68,500 for 2005,; $144,500 for 2006; $157,000 for
     2007; $158,250 for 2008; $156,820 for 2009, thereafter to
     increase 3% per annum, payable in substantially equal weekly installments (or such other intervals, consistent with the Company's payroll policy), prorated for any partial employment period.


     5.   FRINGE BENEFITS, VACATION, AND EXPENSES.
          _______________________________________

               (a)  Employee Benefit Plans.  The Employee shall
                    ______________________
               be eligible to participate in or receive benefits from the Company, subject to and on a basis consistent with terms, conditions and overall administration of such benefit plans and arrangements. Employee shall be entitled to participate in the Bank's 401K retirement account plan. Nothing herein shall be construed as limiting the eligibility requirements of such plans or arrangements, or the right of Company to modify, change or eliminate such benefit plans or arrangements.

               (b)  Vacation, Holidays, Sick Days and Personal
                    __________________________________________
               Days.  The Employee shall be entitled to all paid
               ____
               vacation/sick days personal days given by the Company to its employees, for a minimum of five
               (5) weeks paid time off, plus holidays.


     6.   INDEMNIFICATION.  The Company will indemnify the
          _______________
     Employee and advance reasonable expenses to the same degree as provided by the Bylaws and policies of the Bank to its Executive Officers, and as are allowable under Pennsylvania and federal law, with respect to any threatened, pending or completed legal or regulatory action, suit or proceeding brought against him by reason of the fact that he is or was a director, officer, employee or agent of the Company or the Bank.

     7.   LIABILITY INSURANCE.  The Company and Bank shall obtain
          ___________________
     insurance coverage for the Employee under an insurance policy covering officers and directors of the Company against lawsuits, arbitrations or other legal or regulatory proceedings; however, nothing herein shall be construed to require the Company to obtain such insurance if the Bank determines that such coverage cannot be obtained at a reasonable price.


     8.   UNAUTHORIZED DISCLOSURE.  During the term of his
          _______________________
     employment hereunder, or at any later time, the Employee shall not, without the written consent of the

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     Operating Committee or a person authorized thereby,
     knowingly use for his own benefit or the benefit of any other person or other entity, or disclose to any person, other than an employee of the Company or the Bank or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Employee of his duties as an Employee of the Company, any confidential information, trade secrets, or know how, obtained by him while in the employ of the Company. Confidential information includes any services, products, improvements, formulas, projects, proposals, designs or styles, processes, customers, (including, but not limited to, customers of the Bank or Company or any of their affiliates or subsidiaries on whom the Employee called or with whom he became acquainted during the term of his employment), methods of business or any business practices, research, product or business plans, customer lists, markets, software, developments, inventions, technology, drawings, engineering, marketing, distribution and sales methods and systems, finances, sales and profit figures, and other business information of Company, Bank or any of their subsidiaries or affiliates, the disclosure of which could be or will be materially damaging to the Company, Bank or any of their subsidiaries or affiliates, provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Employee or any person with the assistance, consent or direction of the Employee) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Company or Bank or any information that must be disclosed as required by law.

     9.   WORK MADE FOR HIRE.  Any work performed by the Employee
          __________________
     under this Agreement should be considered a "Work Made for Hire" as that phrase is defined by the U.S. patent laws and shall be owned by and for the express benefit of Company, Bank and any of their subsidiaries and affiliates. In the event it should be established that such work does not qualify as a Work Made for Hire, the Employee agrees to and does hereby assign to Company, Bank and their affiliates and subsidiaries, all of his rights, title, and/or interest in such work product, including, but not limited to, all copyrights, patents, trademarks, and proprietary rights.

     10.  RETURN OF COMPANY PROPERTY AND DOCUMENTS.  The Employee
          ________________________________________
     agrees that, at the time of termination of his employment, regardless of the reason for termination, he will deliver to Company or Bank, any and all company property, including, but not limited to, keys, security codes or passes, mobile telephones, pagers, computers, devices, confidential information (as defined in this Agreement), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, software programs, equipment, other documents or property, or reproductions of any of the aforementioned items developed or obtained by the Employee during the course of his employment. The Employee further agrees to sign and return the "Termination Certificate" attached hereto as Exhibit "A," together with all company property within three (3) days of the date of termination of the Employee's employment.

     11.  RESTRICTIVE COVENANT.
          ____________________

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               (a)  Non-competition and Non-solicitation. The
                    ____________________________________
               Employee hereby acknowledges and recognizes the highly competitive nature of the business of Company and Bank, and that this Agreement is executed in connection with a planned buyout of Employee's equity in Company and accordingly agrees that, for the applicable period set forth in Section 11(c) hereof, Employee shall not:

                         (i)  within Lancaster County,
                    Pennsylvania or within a seventy-five (75) mile radius of any Company office, or Bank Branch or affiliate Bank Branch (the "Non-Competition Area") be engaged, directly or indirectly, either for his own account or as agent, consultant, employee, partner, officer, director, proprietor, investor (except as an investor owning less than 2% of the stock of a publicly owned company) or otherwise with any person, firm, corporation or enterprise engaged in (1) the mortgage brokerage or mortgage banking or financial services industry (including bank holding company), or (2) any other activity in which Company, Bank or any of their subsidiaries or affiliates are engaged during the Employment Period,; or

                         (ii) provide financial or other
                    assistance to any person, firm, corporation, or enterprise engaged in (1) the mortgage brokerage or mortgage banking or financial services industry (including bank holding company), or (2) any other activity in which Company, Bank or any of their subsidiaries or affiliates are engaged during the Employment Period; or

                         (iii)directly or indirectly contact,
                    solicit or induce any person, firm,
                    corporation or other entity who (or which) is a customer or referral source of the Company or the Bank, or which accepts placement or purchase of Mortgage Loans from Company, Bank or any of their subsidiaries or affiliates during the term of Employee's employment, or at the date of termination of Employee's employment, to become a client, customer, referral source of any other person, firm, corporation or other entity, or to accept placement or purchase of Mortgage Loans from any other person, firm, corporation or other entity, except that this restriction shall only relate to financial products or services offered by the Company or the Bank; or

                         (iv) directly or indirectly do business
                    in any way with IndyMac Bancorp, Inc. or Wilmington Financial, Inc., or any of their affiliates, successors and assigns, including without limitation directly or indirectly selling or placing mortgage loans with either entity, or

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

                         (v)  directly or indirectly solicit,
                    induce or encourage any employee of Company, Bank or any of their subsidiaries or affiliates, who is employed during the term of Employee's employment or at the date of termination of Employee's employment, to leave the employ of Company, Bank or any of their subsidiaries or affiliates or to seek, obtain or accept employment with any person or entity other than Company, Bank or any of their subsidiaries or affiliates, except if an employee of the Company or the Bank, without being contacted by the Employee or anyone at the direction or suggestion of the Employee, answers a general public advertisement for employment offered to the general public by the Employee's subsequent employer.

          (b)  Amendment of Restrictive Covenant.  It is
               _________________________________
               expressly understood and agreed that, although Employee, Company and Bank consider the restrictions contained in Section 11(a) reasonable for the purpose of preserving for Company, Bank and any of their subsidiaries or affiliates, their good-will and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in
               Section 11(a) is an unreasonable or otherwise unenforceable restriction against the Employee, the provisions of Section 11(a) shall not be rendered void, but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

          (c)  Period of Restrictive Covenant.  The provisions of
               ______________________________
               this Section 11 shall be applicable, commencing on the date this Agreement is entered into and ending no less than two years after employee's employment with Company and Bank terminates. If Employee remains in the Bank and Company's employ for a full 10 years after the date this Agreement is entered into, then the applicability of the covenants set forth in this Section shall be one
               (1) year after termination of the employee's employment with the Bank and Company.


          (d)  Breach of Restrictive Covenant.  It is expressly
               ______________________________
               understood and agreed that if the Employee violates or breaches any provisions of this
               Section 11, then the provisions of Subsection
               11(c) shall apply to the Employee for an additional one (1) year following the date of such violation or breach.

          (e)  Enforcement of Restrictive Covenant, Unauthorized
               _________________________________________________
               Disclosure, and Return of Company Property.
               __________________________________________
               Employee acknowledges that his breach of any of the restrictions set forth in this Agreement in Sections 8, 10 and 11 will result in irreparable injury which is not compensable in damages or other legal remedies, and Bank, Company or their successor may seek to


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

               obtain injunctive relief against the breach, or threatened breach of this Agreement, and/or specific performance and damages, as well as other legal and equitable remedies including attorney's fees which may be available and to which Bank, Company or their successors may be entitled. The right to equitable relief shall include, without limitation, the right to both preliminary and permanent injunctions against any breach or threatened breach and specific performance for the provisions of this Agreement, and in such case, the Employee shall raise no objection, and hereby waives any objection, to the form of relief prayed for in any such proceeding. Bank, Company or their successor shall not be required to post a bond or similar assurance should Bank, Company or their successor bring any action for equitable relief in order to enforce this Agreement.


     12.  TERMINATION.
          ___________


          (a)  Death.  Notwithstanding any other provisions of
               _____
               this Agreement, this Agreement shall terminate automatically upon the Employee's death and the Employee's rights under this Agreement shall cease as of the date such termination.

          (b)  Disability.  Notwithstanding any other provisions
               __________
               of this Agreement, if, as result of physical or mental injury or impairment, Employee is unable to perform all of the essential job functions of his position on a full time basis, with or without a reasonable accommodation, and without posing a direct threat to himself or others, for a period up to six (6) months, all obligations of Bank and Company to pay Employee an Annual Direct Salary as set forth in Section 4(a) of this Agreement are suspended. Employee agrees that should he remain unable to perform all of the essential functions of his position on a full time basis, with or without a reasonable accommodation and without posing a direct threat to himself or others, after six (6) months, the Bank and/or Company will suffer an undue hardship by continuing Employee in his position. Upon this event, all compensation and employment obligations of the Bank and Company under this Agreement shall cease (with the exception of Employee's rights under the Bank's then existing short term and/or long term disability plans if any), and this Agreement shall terminate.

          (c)  For Cause.  Notwithstanding any other provisions
               _________
               of this Agreement, the Bank and/or Company may terminate the Employee's employment hereunder for "Cause." Upon this event, all compensation and employment obligations of the Bank and Company under this Agreement shall cease and this Agreement shall terminate. As used in this Agreement, the Bank and/or Company shall have "Cause" to terminate the Employee's employment hereunder upon: (i) the willful failure by the Employee to substantially perform his duties hereunder (other than a failure resulting from the Employee's incapacity because of physical or mental illness, as

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               provided in Section 12(b) hereof); (ii) the
               willful engaging by the Employee in misconduct injurious to the Company or Bank; (iii) the willful violation by the Employee of the provisions of Sections 3, 8, 9 or 11 hereof; (iv) the dishonesty or gross negligence of the Employee in the performance of his duties; (v) the breach of Employee's fiduciary duty involving personal profit; (vi) the material violation of any law, rule or regulation governing banks or bank officers or any final cease and desist order issued by a bank regulatory authority; (vii) conduct on the part of Employee which brings public discredit to the Company or Bank; (viii) unlawful discrimination by the Employee, including harassment against Company or Bank's employees, customers, business associates, contractors, or visitors; (ix) theft or abuse by Employee of the Company or Bank's property or the property of Company or Bank's customers, employees, contractors, vendors, or business associates; (x) willful failure of the Employee to follow the good faith lawful instructions of the Board of Directors of Company or Bank with respect to its operations and a failure to cure such violation within five (5) working days of said notice; (xi) the direction or recommendation of a state or federal bank regulatory authority to remove the Employee's position with Company and/or Bank as identified herein; (xii) any final removal or prohibition order to which the Employee is subject, by a federal banking agency pursuant to
               Section 8(e) or Section 8(g) of the Federal
               Deposit Insurance Act, or a state banking agency pursuant to Pennsylvania Law; (xiii) the Employee's conviction of or plea of guilty or nolo contendere to a felony, crime of falsehood or a crime involving moral turpitude, or the actual incarceration of Employee; (xiv) any act of fraud, misappropriation or personal dishonesty; (xv) insubordination; (xvi) misrepresentation of a material fact, or omission of information necessary to make the information supplied not materially misleading, in an application or other information provided by the Employee to the Bank or Company or any representative of the Bank or Company in connection with the Employee's employment with the Bank or Company; (xvii) the existence of any material conflict between the interests of Company and the Employee that is not disclosed in writing by the Employee to the Bank or the Company; or (xviii) Material breach of any term of the Members Agreement, uncured under the terms thereof.

          (d)  Termination By Employee.  This Agreement shall

               _______________________
               terminate automatically upon the termination of employment by the Employee, and, except as specifically herein provided or as is specifically set forth in the Members Agreement, the Employee's rights under this Agreement shall cease as of the date such termination.

          (e)  Termination without Cause.   In the event that the
               _________________________
               Bank or the Company terminates Employee without cause, then Employee shall be entitled to the provisions set forth in Section 9.4 of the Members Agreement providing for the buyout of Employee's ownership share in the Company.

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     13.  DAMAGES FOR BREACH OF CONTRACT.  In the event of a
          ______________________________
     breach of this Agreement by the Company, Bank or the Employee resulting in damages to another party to this Agreement, that party may recover from the party breaching the Agreement, only those damages as set forth herein. Except as is set forth in Section 11(e) of this Agreement, in no event shall any party be entitled to the recovery of attorney's fees or costs.

     14.  ARBITRATION.  Company, Bank and Employee recognize that
          ___________
     in the event a dispute should arise between them concerning the interpretation or implementation of this Agreement, lengthy and expensive litigation will not afford a practical resolution of the issues within a reasonable period of time. Consequently, with the exception of the Engagement in Other Employment provisions in Section 3, the Unauthorized Disclosure provisions of Section 8, the Return of Company Property and Documents provisions of Section 10, and the Restrictive Covenant provisions in Section 11, which the Company or Bank may seek to enforce in any court of competent jurisdiction, each party agrees that all disputes, disagreements and questions of interpretation concerning this Agreement are to be submitted for resolution, in Lancaster, Pennsylvania, to the American Arbitration Association (the "Association"), and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1, et seq. (as amended from time to time). Company, Bank or Employee may initiate an arbitration proceeding at any time by giving notice to the other in accordance with the Rules. Copies of the AAA Rules and forms may be obtained at any American Arbitration Association office, or through the internet at address www.adr.org .
             ___________

     Conduct of Arbitration.  Arbitration shall be conducted in
     ______________________
     Lancaster County, Pennsylvania, unless the parties agree to a different location. The arbitrator shall be selected from a panel of 3 arbitrators submitted by the parties to the arbitration, by the parties either mutually agreeing on the arbitrator or striking persons from the panel until one person is left, that person being the arbitrator. The parties shall equally share the fees of the arbitrator and other jointly incurred reasonable expenses. The arbitrator shall have the power to authorize reasonable discovery and to issue any necessary orders and subpoenas. The parties agree that all discovery shall be limited and expedited to the maximum extent practical, and the arbitrator is specifically requested and encouraged to minimize discovery and its cost to the maximum extent practicable. The arbitrator shall have authority to award damages and grant such other relief the arbitrator deems appropriate, including reimbursement of a party's share of the fees and expenses of the arbitration. The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. The arbitrator shall set forth in the award findings of fact and conclusions of law supporting the arbitrator's decision, which must be based upon applicable law and supported by evidence meeting the judicial standards for the burden of proof for like claims made in court, under the law of the jurisdiction
     where the Property is located.   Judgment upon the award may
     be entered by any court of competent jurisdiction. Except as specifically set forth herein, the arbitrator shall have the ability to grant all equitable and legal remedies, declaratory and injunctive relief, as may be available under applicable law.

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     BY AGREEING TO THIS ARBITRATION PROVISION, THE PARTIES ARE
     AGREEING TO HAVE ANY DISPUTE ARISING FROM THIS EMPLOYMENT AGREEMENT, AS DESCRIBED ABOVE, RESOLVED EXCLUSIVELY BY ARBITRATION, AND ARE HEREBY KNOWINGLY AND VOLUNTARILY WAIVING ANY RIGHT TO LITIGATE ANY SUCH DISPUTES IN COURT, AND THE PARTIES ARE ALSO WAIVING ANY RIGHT TO A TRIAL BY JURY.

     The arbitration proceeding and all filing, testimony, documents, and information, relating to or presented during the evaluation proceeding, shall be disclosed exclusively for the purpose of facilitating the arbitration process and for no other purpose and shall be deemed to be information subject to the confidentiality provisions of this Agreement. The decision of the arbitrator, absent fraud, duress, incompetence or gross and obvious error of fact, shall be final and binding upon the parties and shall be enforceable in courts of proper jurisdiction. Following written notice of a request for arbitration, Company, Bank and Employee shall be entitled to an injunction restraining all further proceedings in any pending or subsequently filed litigation concerning this Agreement, except as otherwise provided herein.

     15.  NOTICE.  For the purposes of this Agreement, notices
          ______
     and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Employee:

          John Neihart
          532 Bald Eagle Court
          Lancaster, PA, 17601

     If to the Bank:

          UNION NATIONAL COMMUNITY BANK
          101 East Main Street
          P O Box 567
          Mount Joy, PA 17552-0567

          Attn: Mark D. Gainer, President & CEO

          or to such other person or place as shall be designated in writing, and with a copy to:

          SHUMAKER WILLIAMS, P.C.
          3425 Simpson Ferry Road
          Camp Hill, PA  17011
          Attn: Nicholas Bybel, Jr., Esquire

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

     If to the Company:

          HOME TEAM FINANCIAL, LLC
          101 East Main Street
          P O Box 567
          Mount Joy, PA 17552-0567

          Attn: Clement Hoober

          or to such other person or place as shall be designated in writing, and with a copy to:

          SHUMAKER WILLIAMS, P.C.
          3425 Simpson Ferry Road
          Camp Hill, PA  17011
          Attn: Nicholas Bybel, Jr., Esquire


     or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     16.  SUCCESSORS.  This Agreement shall inure to the benefit
          __________
     of and be binding upon the Employee, his personal representatives, heirs or assigns and to the Bank and/or the Company and any of their successors or assigns. Employee expressly agrees to the assignment of the covenants contained in Sections 8, 10 and 11 by the Company and Bank. However, the Bank's ability to transfer or assign this Agreement is subject to the restrictions on transfer of an ownership interest in the Company set forth in Section 16 of the Company's
     Operating Agreement.

     17.  SEVERABILITY.  If any provision of this Agreement is
          ____________
     declared unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

     18.  AMENDMENT.  This Agreement may be amended or canceled
          _________
     only by mutual agreement of the parties in writing.

     19.  PAYMENT OF MONEY DUE DECEASED EMPLOYEE.  In the event
          ______________________________________
     of Employee's death, any monies that may be due him from the Company or Bank under this Agreement as of the date of death, shall be paid to the person designated by him in writing for this purpose, or in the absence of any such designation, to his estate.

     20.  LAW GOVERNING.  This Agreement shall be governed by and
          _____________
     construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of law principles. Further, the parties agree to the exclusive jurisdiction and venue of the Court of Common Pleas in Lancaster County Pennsylvania and the United States District Court for the Eastern District of Pennsylvania for all disputes between the

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

     parties not subject to Arbitration, and for purposes of appeal from or enforcement of any Arbitration Award.

     21.  ENTIRE AGREEMENT.  This Agreement, together with the
          ________________
     Operating Agreement and the Members Agreement supersede any and all agreements, either oral or in writing, between the parties with respect to the employment of the Employee by the Company and Bank, and this Agreement, the Operating Agreement and the Members Agreement contains all the covenants and agreements between the parties with respect to the subject matter of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed in their respective names and, in the case of the Company and Bank, by its authorized representatives the day and year above mentioned.



ATTEST:                       UNION NATIONAL COMMUNITY BANK


________________________      By:____________________________



ATTEST:                       HOME TEAM FINANCIAL, LLC


________________________      By:____________________________



WITNESS:

________________________      _______________________________
                              John Neihart


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

                           EXHIBIT A

                   TERMINATION CERTIFICATE


     This is to certify that I do not have in my possession, nor have I failed to return, any keys, security codes or passes, mobile telephones, pagers, computers, devices, confidential information, records, data, proprietary software, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, or reproductions of any aforementioned items belonging to The Union National Community Bank, the Home Team Financial, LLC, any of their affiliates or subsidiaries, or any of their respective successors or assigns (together, the "Company and Bank").

     I further certify that I have complied and will continue to comply with all the terms of the Employee Employment Agreement entered by me, the Company and Bank with respect to my employment that began as of July _____2005.

     Without limiting the generality of the preceding paragraph, I will, in accordance with my Employment Agreement, preserve as confidential, all proprietary and confidential information, trade secrets and know-how of the Company and Bank or any of their affiliates or subsidiaries, including, but not limited to, research, product or business plans, products, services, projects, proposals, customer lists or customers (including, but not limited to, customers of The Company and Bank, or any of their affiliates or subsidiaries on whom I called or with whom I became acquainted during the term of my employment), markets, software, developments, inventions, processes, formulas, technology, designs or styles, drawings, engineering, marketing, distribution, and sales methods and systems, sales and profit figures, finances and other business information disclosed to me by The Company and Bank, or any of their affiliates or subsidiaries, either directly or indirectly in writing, orally or by drawings or inspection of documents or on other tangible property.



Date:______________________           ________________________
                                              Signature



___________________________            _______________________
    Witness

                              12
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                           EXHIBIT B

                       EMPLOYMENT DUTIES


          (1) Marketing, loan origination, processing, underwriting, closing and post-closing, shipping, document follow-up and quality assurance;

          (2) Secondary marketing-lender relationships, pricing, hedging, obtaining all necessary lender approvals to conduct correspondent and mortgage banking activities;

          (3) Origination, loan production, and closing documentation technology; and

          (4) Effecting the strategies, plans and business model of the Company.

                              13
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